UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

INTERPHASE CORPORATION
 (Exact name of registrant as specified in its charter)

Texas	0-13071	75-1549797
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 654-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2010, the annual meeting of shareholders of the Company was held. An election of directors of the Company to serve until the next annual meeting for the Company is held. The following six individuals were elected as directors of the Company:

Nominee	Votes cast for	Votes withheld
Paul N. Hug	3,538,217	155,640
Gregory B. Kalush	3,472,612	221,245
Michael J. Myers	3,544,172	149,685
Kenneth V. Spenser	3,544,272	149,585
Christopher B. Strunk	3,544,272	149,585
S. Thomas Thawley	2,848,860	844,997

There were no abstentions or broker non-votes on this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

Date: May 6, 2010	By: /s/ Thomas N. Tipton Jr.
Title: Chief Financial Officer,
Vice President of Finance and Treasurer